UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☐ Preliminary Information Statement

☐ Confidential, for Use of the Commission Only (as permitted by

Rule 14c-5(d)(2))

☒ Definitive Information Statement

BIOTRICITY, INC.

(Name of Registrant as Specified In Its Charter)

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☐ Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act

Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2) Form, Schedule or Registration Statement No.:

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4) Date Filed:

Biotricity Inc.

[insert logo]

203 Redwood Shores Parkway, Suite 600

Redwood City, California 94065

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is first being furnished on or about May 28, 2026 to the holders of record as of the close of business on May 28, 2026 of the common stock, the Series B Convertible Redeemable preferred stock and the Series C preferred stock of Biotricity Inc. (“Biotricity”).

The Board of Directors of Biotricity and 6 stockholders holding an aggregate of 1,298,945 shares of Series C Preferred stock issued and outstanding as of May 28, 2026 representing 51,957,780 votes have approved and consented in writing to the actions described below. Such approval and consent constitutes the approval and consent of a majority of the total number of shares of outstanding common stock and are sufficient under the Nevada Revised Statutes (“NRS”) and Biotricity’s Articles of Incorporation and Bylaws to approve the action. Accordingly, the action will not be submitted to the other stockholders of Biotricity for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the regulations promulgated thereunder, including Regulation 14C.

ACTIONS BY BOARD OF DIRECTORS

AND

CONSENTING STOCKHOLDERS

GENERAL

Biotricity will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. Biotricity will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of Biotricity’s common stock.

Biotricity will deliver only one Information Statement to multiple security holders sharing an address unless Biotricity has received contrary instructions from one or more of the security holders. Upon written or oral request, Biotricity will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address: Biotricity, Inc., 203 Redwood Shores Parkway, Suite 600 Redwood City, California 94065, Attn: Waqaas Al-Siddiq, Chief Executive Officer. Mr. Al-Siddiq may also be reached by telephone at (800) 590-4155.

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INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to Biotricity’s Bylaws and the Nevada Revised Statutes (“NRS”), a vote by the holders of at least a majority of Biotricity’s outstanding capital stock is required to effect the action described herein. Biotricity’s Articles of Incorporation does not authorize cumulative voting. As of the record date, Biotricity 14,956,914 shares of common stock issued and outstanding, 160,672 Exchangeable Shares outstanding that convert directly into common shares, which when combined with its Common Stock produce an amount equivalent to 15,117,586 votes, 335 shares of Series B Convertible Redeemable preferred stock representing 957,143 votes, and 2,112,509 Series C Preferred stock issued representing 84,500,348 votes. The voting power representing not less than 50,287,538 votes from shares of common stock and preferred stock is required to pass any stockholder resolutions. The consenting stockholders are the record and beneficial owners of 1,298,945 shares of Series C Preferred stock, which represents 51,957,780  votes which is approximately equal to 51.7% of voting power of the issued and outstanding shares of Biotricity’s common stock and the issued and outstanding preferred stock on such date. Pursuant to Chapter 78.320 of the NRS, the consenting stockholders voted, with the Board of Directors, in favor of the actions described herein in a joint written consent, dated May 28, 2026. No consideration was paid for the consent. The consenting stockholders’ name, affiliation with Biotricity, and his beneficial holdings are as follows:

Name of Beneficial Holder	Affiliation	Shares of Series C Preferred Stock Beneficially Held	Percentage
Waqaas Al-Siddiq	CEO	538,178	25.5%
Sohaira Siddiqui	Investor	196,517	9.3%
Mohammad Siddiqui	Investor	189,816	9.0%
Rizwana Siddiqui	Investor	195,390	9.3%
Rizwan Rahman	Investor	179,043	8.5%

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None.

PROPOSALS BY SECURITY HOLDERS

None.

DISSENTERS RIGHTS OF APPRAISAL

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of May 28, 2026, certain information regarding the ownership of Biotricity’s capital stock by each director and executive officer of Biotricity, each person who is known to Biotricity to be a beneficial owner of more than 5% of any class of Biotricity’s voting stock, and by all officers and directors of Biotricity as a group. Unless otherwise indicated below, to Biotricity’s knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock, except to the extent authority is shared by spouses under applicable community property laws.

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Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of May 28, 2026 and Series C Preferred shares are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 14,956,914 shares of common stock issued and outstanding on a fully diluted basis, as of May 28, 2026, 335 shares of Series B preferred stock issued and outstanding as of May 28, 2026 and 2,112,509 of Series C Preferred stock issued and outstanding as of May 28, 2026.

Name of Beneficial Owner	Shares of Series C Preferred Stock Beneficially Owned	% of Shares of Series C Preferred Stock Beneficially Owned	Shares of Common Stock Beneficially Owned	% of Shares of Common Stock Beneficially Owned
Waqaas Al-Siddiq	538,178	25.5%	-	*
John Ayanoglou	94,316	4.5%	-	*
Dave Rosa	-	*	234,689	1.6%
Jainal Bhuiyan	22,077	1.0%	-	*
Ron McClurg	32,210	1.5%	-	*
Sohaira Siddiqui	196,517	9.3%	-	*
Mohammad Siddiqui	189,816	9.0%	-	*
Rizwana Siddiqui	195,390	9.2%	-	*
Rizwan Rahman	179,043	8.5%	-	*

All directors and executive officers as a group (5 person)	686,781	32.51%	234,689	1.6%

* Less than 1%

(1) Unless otherwise noted, the address of each person listed is c/o Biotricity, Inc., 203 Redwood Shores Parkway, Suite 600 Redwood City, California 94065

(2) This table is based on 2,112,509 shares of Series C Preferred stock issued and outstanding on May 28, 2026.

EXECUTIVE COMPENSATION

The following tables set forth certain information about compensation paid, earned or accrued for services by our Chief Executive Officer and all other executive officers (collectively, the “Named Executive Officers”) in the fiscal years ended March 31, 2025 and 2024:

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary	Bonus	Stock Awards	Option/Warrant Awards(1)		Non-Equity Incentive Plan Compensation	All Other Compensation	Total
Waqaas Al-Siddiq	2025	$480,000	$240,000			$275,596		$12,000	$1,007,596
Chief Executive Officer	2024	$480,000	$240,000			$522,153		$12,000	$1,254,153

John Ayanoglou	2025	$300,000	$250,000			176,023		$12,000	$738,023
Chief Financial Officer	2024	$300,000	$250,000		$			$12,000	$562,000

(1) For further disclosure, as well as assumptions made in such valuation, see Note 9 to our audited financial statements included in this Annual report on Form 10-K, commencing on page F-1. Amounts shown as Option awards for Waqaas al Siddiq are due to cancellation and reissuance of options. Amounts shown as option awards for Mr. Ayanoglou were granted as warrants, while he was not a member of the Company’s options plans.

Employment Agreements

Waqaas Al-Siddiq

We entered into an employment agreement with Mr. Al-Siddiq dated as of April 10, 2020. Pursuant to the Employment Agreement, Mr. Al-Siddiq (“Executive”) will continue to serve as the Corporation’s Chief Executive Officer. The term of the Employment Agreement is for 12 months unless it is earlier terminated pursuant to its terms and it shall be automatically renewed for successive one year periods until the Executive or the Company delivers to the other party a written notice of their intent not to renew the employment term at least 30 days prior to the expiration of the then effective employment term. During the term of the Employment Agreement, Executive salary was initially $390,000, subject to any increase approved by the Company’s board. For the years ended March 31, 2024 and 2025, Mr. Al-Sidddiq’s salary was $480,000 and $480,000 per annum. Under the Employment Agreement, the Executive is eligible to earn a cash and/or equity bonus of up to 50% of his then annual salary. In the event that the Executive is terminated without just cause or terminates for good reason (as these terms are defined in the Employment Agreement), the Executive will be entitled to a severance payment equal to 12 months of salary paid on a monthly basis and accrued but unused vacation. Mr. Al-Siddiq is also compensated through each respective period, through the issuance of approved option grants, with details disclosed in Note 9 to our audited financial statements included in this Annual report on Form 10-K, commencing on page F-1.

This summary is qualified in all respects by the actual terms of the employment agreement, which was filed as Exhibit 10.1 to our current report on Form 8-K on April 13, 2020.

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John Ayanoglou

In connection with Mr. Ayanoglou’s official appointment as Chief Financial Officer effective as of October 27, 2017, the Company agreed to pay Mr. Ayanoglou an initial base salary of $200,000, subject to approved increases and an approved cash or equity bonus. Mr. Ayanoglou’s base salary for calendar year 2022, 2023, 2024 and 2025 was set at $300,000 and $300,000. In addition, the Company agreed to grant Mr. Ayanoglou warrants to purchase shares of the Company’s common stock, during each year of his tenure, granted in equal quarterly installments starting with the first fiscal quarter of employment. The warrants vest monthly on a pro-rata basis over a period of 12 months, with the same 10-year term and the same employee protections as executive options awarded under the Company’s 2016 and 2023 Equity Incentive Plans. Details disclosed in Note 9 to our audited financial statements included in this Annual report on Form 10-K, commencing on page F-1.

Other Compensation

There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of our company in the event of retirement at normal retirement date as there was no existing plan as of May 28, 2026 provided for or contributed to by our company.

Director Compensation

Director Compensation

The following table sets forth a summary of the compensation for our non-employee directors during the fiscal years ended March 31, 2025 and March 31, 2024.

Name	Year	Fees Earned or Paid in Cash		Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Ronald McClurg (1)	2025		$16,000		8,801				$24,801
	2024		$16,000	-	16,617	-	-	-	$32,617

David A. Rosa (2)	2025		$60,000		44,006				$104,006
	2024		$60,000		-				$60,000

Jainal Bhuiyan (3)	2025	$			44,006				44,006
	2024	$			-

(1)	Mr. McClurg was appointed to the board on May 2, 2022. In addition to previous grants, on February 14, 2025, Mr. McClurg was awarded a grant of 25,000 options, that vested on grant, and have a 10-year term, and an exercise price of $0.43.

(2)	On February 14, 2025, in addition to previous grants, Mr. Rosa was awarded a grant of 125,000 options, that vested on grant, and have a 10-year term, and an exercise price of $0.43.
(3)	Mr. Bhuiyan was appointed to the board on August 15, 2024. On February 14, 2025, Mr. Bhuiyan was awarded a grant of 125,000 options, that vested on grant, and have a 10-year term, and an exercise price of $0.43.

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Outstanding Equity Awards at Fiscal Year-End

Outstanding Equity Awards at Fiscal Year-End

The following table provides information about the number of outstanding equity awards held by our named executive officers at March 31, 2025:

					Option Awards(1)
Name	Award Type	Grant Date	Number of securities underlying unexercised options or warrants exercisable		Number of securities underlying unexercised options or warrants exercisable	Option or Warrant exercise price ($)	Option or Warrant expiration date
Waqaas Al-Siddiq	Option	7-25-24	250,000	(1)		$1.20	7-25-34
Waqaas Al-Siddiq	Option	2-14-25	900,000	(1,2)		$0.43	2-14-35
John Ayanoglou	Warrant	10-26-17	8,333	(2,3)		$0.43	12-31-30
John Ayanoglou	Warrant	3-31-18	8,333	(2,3)		$0.43	12-31-30
John Ayanoglou	Warrant	6-30-18	8,333	(2,3)		$0.43	12-31-30
John Ayanoglou	Warrant	9-30-18	8,333	(2,3)		$0.43	12-31-30
John Ayanoglou	Warrant	12-31-18	8,333	(2,3)		$0.43	12-30-28
John Ayanoglou	Warrant	3-31-19	8,333	(2,3)		$0.43	3-30-29
John Ayanoglou	Warrant	6-30-19	8,333	(2,3)		$0.43	6-29-29
John Ayanoglou	Warrant	9-30-19	8,333	(2,3)		$0.43	9-29-29
John Ayanoglou	Warrant	12-31-19	8,333	(2,3)		$0.43	12-30-29
John Ayanoglou	Warrant	3-31-20	8,333	(2,3)		$0.43	3-31-30
John Ayanoglou	Warrant	6-30-20	8,333	(2,3)		$0.43	6-30-30
John Ayanoglou	Warrant	9-30-20	8,333	(2,3)		$0.43	9-30-30
John Ayanoglou	Warrant	1-24-20	8,333	(2,3)		$0.43	1-23-30
John Ayanoglou	Warrant	12-31-20	8,333	(2,3)		$0.43	12-31-30
John Ayanoglou	Warrant	3-31-21	8,333	(2,3)		$0.43	3-31-31
John Ayanoglou	Warrant	4-30-17	1,250	(2,3)		$0.43	12-31-30
John Ayanoglou	Warrant	5-31-17	1,250	(2,3)		$0.43	12-31-30
John Ayanoglou	Warrant	6-30-17	1,250	(2,3)		$0.43	12-31-30
John Ayanoglou	Warrant	7-31-17	1,250	(2,3)		$0.43	12-31-30
John Ayanoglou	Warrant	8-31-17	1,250	(2,3)		$0.43	12-31-30
John Ayanoglou	Warrant	9-30-17	2,917	(2,3)		$0.43	12-31-30
John Ayanoglou	Warrant	9-30-17	3,333	(2,3)		$0.43	12-31-30
John Ayanoglou	Warrant	12-5-17	2,301	(2,3)		$0.43	12-31-30
John Ayanoglou	Warrant	6-30-21	8,333	(2,3)		$0.43	6-30-31
John Ayanoglou	Warrant	9-30-21	8,333	(2,3)		$0.43	9-30-31
John Ayanoglou	Warrant	12-31-21	8,333	(2,3)		$0.43	12-31-31
John Ayanoglou	Warrant	3-31-22	6,266	(2,3)		$0.43	3-31-32
John Ayanoglou	Warrant	6-30-22	8,971	(2,3)		$0.43	6-30-32
John Ayanoglou	Warrant	9-30-22	19,714	(2,3)		$0.43	9-30-32
John Ayanoglou	Warrant	12-31-22	36,464	(2,3)		$0.43	12-30-32
John Ayanoglou	Warrant	02-14-25	500,000	(2)		$0.43	02-14-35

(1)	Unless otherwise indicated, vesting of all options is subject to continued service on the applicable vesting date.
(2)	The respective options and warrants, as applicable, vested in full upon the date of grant.
(3)	The shares were repriced from original issuance date price to $0.43 on February 14, 2025.

Securities Authorized for Issuance under Equity Compensation Plans

Biotricity has no equity compensation plans.

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CHANGE IN CONTROL

To the knowledge of management, there are no present arrangements or pledges of securities of Biotricity which may result in a change in control of Biotricity.

NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY CONSENTING STOCKHOLDER

The following action was taken based upon the unanimous recommendation of Biotricity’s Board of Directors and the written consent of the consenting stockholders:

I. AMMENDMENT TO THE ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT.

RESOLVED that not later than ten (10) days after notifying FINRA (the “Effective Date”) of the actions taken herein, the Corporation shall affect a 100:1 Reverse Stock Split of all of the issued and outstanding shares of the Corporation’s common stock. Pursuant to the reverse split, each One Hundred (100) shares of common stock issued and outstanding as of the Effective Date shall from and after the Effective Date, represent one (1) share of common stock.

RESOLVED, that no fractional shares shall be issued in connection with the reverse split and, in lieu thereof, the Corporation shall round up to the nearest whole share any fraction of a share that any stockholder would otherwise receive.

RESOLVED, that the reverse split is in the best interests of the Corporation.

The Board of Directors also reserves the right, notwithstanding stockholder’s approval and without further action by stockholders, to not proceed with the Reverse Stock Split if the Board of Directors, in its sole discretion, determines that the Reverse Stock Split is no longer in our best interests and that of our stockholders. The Board of Directors may consider a variety of factors in determining whether or not to implement the Reverse Stock Split, including, but not limited to, overall trends in the stock market, recent changes and anticipated trends in the per share market price of the common stock, business and transactional developments, and our actual and projected financial performance.

The Reverse Stock Split will not change the number of authorized shares of common stock.

Purpose

The Board of Directors believed that it was in the best interests of Biotricity to implement the Reverse Stock Split on the basis that the low number of issued and outstanding shares of common stock of Biotricity would likely appeal to brokerage firms and that when trading, the current projected per share price level of our common stock will increase the effective marketability of our common stock and position Biotricity to reapply for a NASDAQ Capital Markets listing.

Certain Risks Associated With the Reverse Stock Split

There can be no assurance that the total projected market capitalization of Biotricity’s common stock after the proposed Reverse Stock Split will be equal to or greater than the total projected market capitalization before the proposed Reverse Stock Split or that the per share price of Biotricity’s common stock following the Reverse Stock Split will either exceed or remain higher than the current anticipated per share.

There can be no assurance that the market price per new share of Biotricity common stock (the “New Shares”) after the Reverse Stock Split will rise or remain constant in proportion to the reduction in the number of old shares of Biotricity common stock (the “Old Shares”) outstanding before the Reverse Stock Split.

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Accordingly, the total market capitalization of Biotricity’s common stock after the proposed Reverse Stock Split may be higher or lower than the total market capitalization before the proposed Reverse Stock Split and, in the future, the market price of Biotricity’s common stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the proposed Reverse Stock Split. In many cases, the total market capitalization of a company following a Reverse Stock Split is higher than the total market capitalization before the Reverse Stock Split.

There can be no assurance that the Reverse Stock Split will result in a per share price that will attract investors.

A decline in the market price for Biotricity’s common stock after the Reverse Stock Split may result in a greater percentage decline than would occur in the absence of a Reverse Stock Split, and the liquidity of Biotricity’s common stock could be adversely affected following a Reverse Stock Split.

The market price of Biotricity’s common stock will also be based on Biotricity’s performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse stock split is effected and the market price of Biotricity’s common stock increases, the percentage increase as an absolute number and as a percentage of Biotricity’s overall market capitalization may be greater than would occur in the absence of a Reverse stock split. In many cases, both the total market capitalization of a company and the market price of a share of such company’s common stock following a Reverse stock split are higher than they were before the Reverse Stock Split. Furthermore, the liquidity of Biotricity’s common stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.

Biotricity’s common stock trades as a “penny stock” classification which limits the liquidity for Biotricity’s common stock.

Biotricity’s stock is subject to “penny stock” rules as defined in Exchange Act Rule 3a51-1. The SEC has adopted rules that regulate broker-dealer practices in connection with transactions in penny stocks. Biotricity’s common stock is subject to these penny stock rules. Transaction costs associated with purchases and sales of penny stocks are likely to be higher than those for other securities. Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on the NASDAQ system, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system).

As a result, all brokers or dealers involved in a transaction in which Biotricity’s shares are sold to any buyer, other than an established customer or “accredited investor,” must make a special written determination. These Exchange Act rules may limit the ability or willingness of brokers and other market participants to make a market in our shares and may limit the ability of Biotricity’s stockholders to sell in the secondary market, through brokers, dealers or otherwise. Biotricity also understands that many brokerage firms will discourage their customers from trading in shares falling within the “penny stock” definition due to the added regulatory and disclosure burdens imposed by these Exchange Act rules. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for the common shares in the United States and stockholders may find it more difficult to sell their shares. An orderly market is not assured or implied as to Biotricity’s common stock. Nor are there any assurances as to the existence of market makers or broker/dealers for Biotricity’s common stock.

Principal Effects of the Reverse Stock Split

In addition to those risk factors noted above, the Reverse Stock Split will have the following effects:

General Corporate Change – (i) one hundred (100) Old Share owned by a stockholder would be exchanged for for one (1) New Share, and (ii) the number of shares of Biotricity’s common stock issued and outstanding will be decrease proportionately based on the Reverse Stock Split.

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If approved and effected, the Reverse Stock Split will be effected simultaneously for all of Biotricity’s common stock. While the intent is for the proposed Reverse split to affect all of Biotricity’s stockholders uniformly, the process of rounding up when any of Biotricity’s stockholders own a fractional share will result in a non-material change in each stockholder’s percentage ownership interest in Biotricity.

The Reverse Stock Split does not materially affect the proportionate equity interest in Biotricity of any holder of common stock or the relative rights, preferences, privileges or priorities of any such stockholder.

Fractional Shares - Any fractional shares of common stock resulting from the Reverse split will “round up” to the nearest whole number. No cash will be paid to any holders of fractional interests in Biotricity.

Authorized Shares - The Reverse split will not change the number of authorized shares of common stock of Biotricity, as states in Biotricity’s Articles of Incorporation, as amended.

Accounting Matters - The Reverse Stock Split will not affect the par value of Biotricity’s common stock. As a result, as of the effective time of the Reverse Stock Split, the stated capital on Biotricity’s balance sheet attributable to Biotricity’s common stock will be reduced proportionately based on the Reverse Stock Split ratio, and the additional paid-in capital account will be debited with the amount by which the stated capital is decreased. The per share net income or loss and net book value of Biotricity’s common stock will be restated because there will be a fewer number shares of Biotricity’s common stock outstanding.

Procedure for Effecting the Reverse Stock Split and Exchange of Stock Certificates

Upon effectiveness of the Reverse Stock Split, each outstanding share of Biotricity will automatically be converted on the effective date at the applicable Reverse Stock Split ratio. It will not be necessary for stockholders of Biotricity to exchange their existing stock certificates.

Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of our common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-reverse stock split shares or cash payment in lieu of any fractional share interest, if applicable. If a stockholder is entitled to post-Reverse Stock Split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of common stock held following the reverse stock split.

Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material federal income tax consequences of the Reverse Stock Split. It does not purport to be a complete discussion of all of the possible federal income tax consequences of the Reverse Stock Split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, non-resident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the Old Shares were, and the New Shares will be, held as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the Reverse Stock Split.

No gain or loss should be recognized by a stockholder upon such stockholder’s exchange of Old Shares for New Shares pursuant to the Reverse Stock Split. The aggregate tax basis of the New Shares received in the Reverse Stock Split (including any fraction of a New Share deemed to have been received) will be the same as the stockholder’s aggregate tax basis in the Old Shares exchanged therefor. The stockholder’s holding period for the New Shares will include the period during which the stockholder held the Old Shares surrendered in the Reverse Stock Split.

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TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, STOCKHOLDERS ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF FEDERAL TAX ISSUES IN THIS INFORMATION STATEMENT IS NOT INTENDED OR WRITTEN TO BE RELIED UPON, AND CANNOT BE RELIED UPON BY STOCKHOLDERS FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON STOCKHOLDERS UNDER THE INTERNAL REVENUE CODE; (B) SUCH DISCUSSION IS INCLUDED HEREIN BY THE COMPANY IN CONNECTION WITH THE PROMOTION OR MARKETING (WITHIN THE MEANING OF CIRCULAR 230) BY THE COMPANY OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) STOCKHOLDERS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Biotricity’s view regarding the tax consequences of the Reverse Stock Split is not binding on the Internal Revenue Service or the courts. Accordingly, each stockholder should consult with his or her own tax advisor with respect to all of the potential tax consequences to him or her of the Reverse Stock Split.

ADDITIONAL AND AVAILABLE INFORMATION

Biotricity is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. Our filings are also available to the public on the SEC’s website (www.sec.gov).

STATEMENT OF ADDITIONAL INFORMATION

Biotricity’s Annual Report on Form 10-K, for the year ended March 31, 2025 filed with the SEC July 18, 2025, its Quarterly Report on Form 10-Q for the period ended June 30, 2025 filed with the SEC on August 14, 2025, its Quarterly Report on Form 10-Q for the period ended September 30, 2025 filed with the SEC on November 14, 2025, its Quarterly Report on Form 10-Q for the period ended December 31, 2025 filed with the SEC on February 11, 2026, and its Current Report on Form 8-K, filed with the SEC on May 1, 2026, are incorporated herein by this reference.

Biotricity will provide without charge to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, on written or oral request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein).

All documents filed by Biotricity pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Information Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

COMPANY CONTACT INFORMATION

All inquiries regarding Biotricity should be addressed to Biotricity, Inc., 203 Redwood Shores Parkway, Suite 600 Redwood City, California 94065, Attn: Waqaas Al-Siddiq, Chief Executive Officer. Mr. Al-Siddiq may also be reached by telephone at (800) 590-4155.

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